AVAILABLE FOR SALE SECURITIES	12 Months Ended
Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
AVAILABLE FOR SALE SECURITIES
AVAILABLE-FOR-SALE SECURITIES

Marketable securities held by the Company are debt securities and share investments considered to be available-for-sale securities.

(in thousands of $)	2015	2014
Amortized cost	185,148	80,743
Accumulated net unrealized (loss)/gain	14,446	(7,087)
Carrying value	199,594	73,656

The Company's investment in marketable securities consists of investments in listed shares and secured notes which mature in 2019. Available-for-sale securities are recorded at fair value, with unrealized gains and losses generally recorded as a separate component of other comprehensive income. The net unrealized gain on available-for-sale securities included in other comprehensive income as at December 31, 2015, was $14.4 million (2014: net unrealized loss $7.1 million).

The investment in listed shares at December 31, 2015, consists of shares in Frontline with a carrying value of $164.5 million (2014: $nil) (see Note 23: Related party transactions, and Note 16: Investment in associated companies).

The investment in secured notes at December 31, 2015, consists of listed and unlisted corporate bonds with a total carrying value of $35.1 million (2014: $49.9 million). In December 2015, the Company determined that the bonds were other than temporarily impaired and recorded an impairment charge of $20.6 million (2014: $nil; 2013: $nil), reducing their amortized cost to fair value at December 31, 2015.

The above available-for-sale securities at December 31, 2014, also included unlisted second lien interest-bearing loan notes with carrying value $23.7 million. These loan notes included accumulated interest receivable, had a total face value of $59.4 million, and were issued by Horizon Lines, LLC as part of compensation received on termination of charters. The Company sold these loan notes in May, 2015 (see Note 9: Gain on sale of loan notes and share warrants - other).